SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                         Scudder Municipal Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                         SCUDDER MUNICIPAL INCOME TRUST
                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606


June 1, 2004

Dear Shareholder:

We previously sent you proxy materials for the Scudder Municipal Income Trust Annual Meeting to be held at the offices of Deutsche Investment Management Americas Inc., 13th Floor, Two International Place, Boston, MA 02110-4103 on June 29, 2004 at 4:00 p.m. Eastern time.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS.

Since we have not yet received your vote, another voting instruction form and return envelope are enclosed for your convenience. If you choose to vote by mail, please use the enclosed proxy card in place of the one previously sent, since the previous proxy card erroneously does not allow you to vote on proposal
3.1. You may also vote by telephone or internet by following the instructions on the enclosed form. With the meeting fast approaching, we urge you to give this matter your immediate attention and return your voting instruction form in the enclosed return envelope.

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING AND TO HELP YOUR FUND AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE TAKE A FEW MINUTES TO VOTE TODAY. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Thank you for your cooperation.

Sincerely,



Scudder Municipal Income Trust




--------------------------------------------------------------------------------
   If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications Inc.:
                            TOLL FREE: 1-866-800-0586
--------------------------------------------------------------------------------

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Municipal Income Trust offers shareholders of record three alternative ways of voting their proxies:
         - By Telephone
         - Through the Internet (using a browser)
         - By Mail (traditional method)
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:
Available only until 4:00 p.m. Eastern time June 28, 2004.
         - Call Toll-Free: 1-877-260-0394 on any touch-tone telephone to authorize voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.
         - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:
Available only until 4:00 p.m. Eastern time on June 28, 2004.
         - Visit the Internet voting Website at http://proxy.georgeson.com.
         - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
         - You will incur only your usual Internet charges.

VOTING BY MAIL:
         - Simply sign and date your proxy card and return it in the postage-paid envelope.

                COMPANY NUMBER           CONTROL NUMBER




           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

[X] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS INDICATED AT LEFT

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
                    WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


                                             FOR     WITHHOLD   FOR ALL
                                             ALL       ALL      EXCEPT

1.       To elect seven Trustees to          [  ]      [  ]      [  ]
         the Board of the Fund:

         01) John W. Ballantine, 02) Lewis A. Burnham,
         03) Donald L. Dunaway, 04) James R. Edgar,
         05) Paul K. Freeman, 06) Robert B. Hoffman,
         07) Shirley D. Peterson

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

         -----------------------------------------------------------------------

                                             FOR      AGAINST   ABSTAIN

2.       To ratify the selection of          [  ]      [  ]      [  ]
         Ernst & Young LLP as the Fund's
         independent auditors for the
         current fiscal year.

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

                                             FOR      AGAINST   ABSTAIN

         3.0      Investment Objectives      [  ]      [  ]      [  ]


         3.1      Investment Policies        [  ]      [  ]      [  ]


         3.2(a)   Diversification            [  ]      [  ]      [  ]

         3.3      Borrowing                  [  ]      [  ]      [  ]

         3.4      Senior Securities          [  ]      [  ]      [  ]

         3.5      Concentration              [  ]      [  ]      [  ]

         3.6      Underwriting of            [  ]      [  ]      [  ]
                  Securities

         3.7      Investment in Real         [  ]      [  ]      [  ]
                  Estate

         3.8      Purchase of Commodities    [  ]      [  ]      [  ]

         3.9      Lending                    [  ]      [  ]      [  ]

         3.10     Margin Purchases and       [  ]      [  ]      [  ]
                  Short Sales

         3.11     Restricted and             [  ]      [  ]      [  ]
                  Illiquid Securities

         3.13     Investment other than in   [  ]      [  ]      [  ]
                  Municipal Securities and
                  Temporary Investments


                                    IF NO SPECIFICATION IS MADE HEREIN, ALL
                                    SHARES WILL BE VOTED AS RECOMMENDED BY THE
                                    BOARD.

                                    TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE
                                    INSTRUCTIONS ABOVE.

                                    Signature
                                             -----------------------------------

                                    Date
                                        ----------------------------------------

                                    Signature (Joint)
                                                     ---------------------------

                                    Date
                                        ----------------------------------------

                                    Note: All registered owners of accounts
                                    shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

                                     PROXY

                 SCUDDER MUNICIPAL INCOME TRUST - COMMON SHARES
           FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2004

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110 on June 29, 2004, at 4:00 p.m. Eastern time and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications Inc. at 866-800-0586.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

               (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)